Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of ATC Healthcare, Inc. (the "Company") on Form 10-K for the year ending February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Savitsky, Chief Executive Officer of the Company, hereby certify , to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ DAVID SAVITSKY
David Savitsky
Chief Executive Officer
June 13, 2003

This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.

A signed original of the written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of ATC Healthcare, Inc. (the "Company") on Form 10-K for the year ending February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan Levy, Senior Vice President - Finance, Chief Financial Officer and Treasurer of the Company, hereby certify , to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) The information in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ ALAN LEVY
Alan Levy
Senior Vice President - Finance,
Chief Financial Officer and Treasurer
June  13, 2003

This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.

A signed original of the written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.